Exhibit 10.20
SEVENTH AMENDMENT TO CREDIT AGREEMENT
     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 13, 2010, by and among BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Subsidiaries of the Borrower that are parties hereto (the “Guarantors”), the Lenders (as defined below) that are parties hereto, and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the several banks and other financial institutions party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 13, 2006 (as amended, supplemented and modified from time to time and in effect immediately prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and
     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders executing this Amendment are willing to do so;
     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Guarantors, the Lenders executing this Amendment and the Administrative Agent agree as follows:
     1. Amendment to SECTION 1.01 (“Certain Defined Terms”). Section 1.01 is hereby amended by replacing the following defined term and accompanying definition:
     “Plan” shall mean any employee pension benefit plan, as defined in Section 3(2) of ERISA, that (i) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any Subsidiary of the Borrower or an ERISA Affiliate or (ii) was at any time during the preceding six calendar years sponsored, maintained or contributed to by the Borrower, any Subsidiary of the Borrower or an ERISA Affiliate, provided, however, that Shell Chemical Yabucoa, Inc. (“SCYI”) and its ERISA Affiliates shall be deemed to have never sponsored, maintained or contributed to any Plan subject to Title IV of ERISA prior to SCYI becoming a Subsidiary of the Borrower so long as the Borrower or any of its ERISA Affiliates has a right to indemnification with respect to such Plan from Shell Overseas Holdings Limited pursuant to an agreement in form and substance satisfactory to the Administrative Agent.
     2. Effectiveness of Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto and (ii) executed counterparts of this Amendment from the Borrower, the Guarantors and the Required Lenders;

     3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Borrower, the General Partner and the Guarantors (collectively, the “Loan Parties”) hereby represents and warrants to the Lenders and the Administrative Agent that:
     (a) The execution and delivery by such Loan Party of this Amendment and the performance of this Amendment and the Credit Agreement as amended hereby (i) are within such Loan Party’s power and authority; (ii) have been duly authorized by all necessary partnership, limited liability company, partner and/or member action; (iii) are not in contravention of any provision of such Loan Party’s certificate of formation, certificate of partnership, partnership agreement, operating agreement or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other Person;
     (b) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general application relating to or affecting creditors’ rights and general principles of equity; and
     (c) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.
     4. Reaffirmations and Acknowledgments.
     Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of its Guaranty with respect to the Debt now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Debt of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, its Guaranty (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranties.
     5. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

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     6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.
     7. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.
     8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.
     9. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.
     10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.
     11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER: BUCKEYE PARTNERS, L.P. By: Buckeye GP LLC, its general partner
By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

GUARANTORS: BUCKEYE PIPE LINE COMPANY, L.P.

By:	MAINLINE L.P. its General Partner

	By:	MAINLINE GP, INC. its General Partner

By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

BUCKEYE PIPE LINE HOLDINGS, L.P.

By:	MAINLINE L.P. its General Partner

	By:	MAINLINE GP, INC. its General Partner

By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

[Signature Page to Seventh Amendment to Credit Agreement]

BUCKEYE GULF COAST HOLDINGS I, LLC
By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

BUCKEYE GULF COAST HOLDINGS II, LLC
By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

BUCKEYE GULF COAST PIPE LINES, L.P. By: BUCKEYE GULF COAST HOLDINGS I, LLC its General Partner
By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

BUCKEYE TERMINALS, LLC
By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

NORCO PIPE LINE COMPANY, LLC
By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel
[Signature Page to Seventh Amendment to Credit Agreement]

EVERGLADES PIPE LINE COMPANY, L.P.

By:	MAINLINE L.P. its General Partner

	By:	MAINLINE GP, INC. its General Partner

By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

WOOD RIVER PIPE LINES LLC
By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

BUCKEYE PIPE LINE TRANSPORTATION LLC
By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

BUCKEYE TEXAS PIPE LINE COMPANY, L.P. By: BUCKEYE GULF COAST HOLDINGS I, LLC its General Partner

By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel

FERRYSBURG TERMINAL, LLC
By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Vice President and General Counsel
[Signature Page to Seventh Amendment to Credit Agreement]

LENDERS: SUNTRUST BANK as Administrative Agent and Lender
By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Vice President
[Signature Page to Seventh Amendment to Credit Agreement]

BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO MERRILL LYNCH BANK USA
By:	/s/ William W. Stevenson
	Name:	William W. Stevenson
	Title:	Vice President
[Signature Page to Seventh Amendment to Credit Agreement]

CITIBANK, N.A.
By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-in-Fact
[Signature Page to Seventh Amendment to Credit Agreement]

BNP PARIBAS
By:	/s/ Richard Hawthorne
	Name:	Richard Hawthorne
	Title:	Director

By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Vice President
[Signature Page to Seventh Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
By:	/s/ Thomas Okamoto
	Name:	Thomas Okamoto
	Title:	Senior Underwriter
[Signature Page to Seventh Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Philippe Sandmeier
	Name:	Philippe Sandmeier
	Title:	Managing Director

By:	/s/ Oliver Schwarz
	Name:	Oliver Schwarz
	Title:	Director
[Signature Page to Seventh Amendment to Credit Agreement]

THE ROYAL BANK OF SCOTLAND plc
By:	/s/ Brian D. Williams
	Name:	Brian D. Williams
	Title:	Vice President
[Signature Page to Seventh Amendment to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ Linda Terry
	Name:	Linda Terry
	Title:	Authorized Signatory
[Signature Page to Seventh Amendment to Credit Agreement]

MORGAN STANLEY BANK
By:	/s/ Scott Taylor
	Name:	Scott Taylor
	Title:	Authorized Signatory
[Signature Page to Seventh Amendment to Credit Agreement]

WELLS FARGO BANK, N.A.
By:	/s/ Christina Faith
	Name:	Christina Faith
	Title:	Director
[Signature Page to Seventh Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director, Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director, Banking Products Services, US
[Signature Page to Seventh Amendment to Credit Agreement]

WILLIAM STREET CREDIT CORPORATION
By:	/s/ Barbara Fabbri
	Name:	Barbara Fabbri
	Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]